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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 7, 2007 (December 7, 2007)

MARQUEE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-33344 (Commission File Number)	77-0642885 (I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (816) 221-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

        On December 7, 2007, IMAX Corporation and AMC Entertainment Inc. ("AMC") announced a joint-venture agreement to install 100 IMAX® digital projection systems at AMC locations. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

        Marquee Holdings Inc. is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of its filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits (furnished solely for purposes of Item 7.01 of this Form 8-K)
	Exhibit 99.1	—	Press Release issued by IMAX Corporation and AMC Entertainment Inc. on December 7, 2007.

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2007

MARQUEE HOLDINGS INC.
/s/ CRAIG R. RAMSEY Name: Craig R. Ramsey Title: Executive Vice President and Chief Financial Officer

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
Signatures